CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of The GAMCO Growth Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    9/3/08                  /s/ Bruce N. Alpert
     --------------------        -----------------------------------------------
                                 Bruce N. Alpert, Principal Executive Officer



I, Agnes Mullady, Principal Financial Officer & Treasurer of The GAMCO Growth Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    9/3/08                  /s/ Agnes Mullady
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                                 Agnes Mullady,
                                 Principal Financial Officer & Treasurer